                                                                   EXHIBIT 10(o)

                           FOURTEENTH AMENDMENT TO
            AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP

     Fourteenth Amendment to Amended and Restated Agreement of Limited Partnership (the "Amendment"), dated as of October 29, 1997, among the undersigned parties.

                               R E C I T A L S:

     WHEREAS, a Delaware limited partnership known as GGP Limited Partnership exists pursuant to that certain Amended and Restated Agreement of Limited Partnership dated July 27, 1993, as amended by that certain First Amendment thereto dated May 23, 1995, that certain Second Amendment thereto dated July 13, 1995, that certain Third Amendment thereto dated as of May 21, 1996, that certain Fourth Amendment thereto dated as of August 30, 1996, that certain Fifth Amendment thereto dated as of October 4, 1996, that certain Sixth Amendment thereto dated as of November 27, 1996, that certain Seventh Amendment thereto dated as of December 6, 1996, that certain Eighth Amendment thereto dated as of June 19, 1997, that certain Ninth Amendment thereto dated as of August 8, 1997, that certain Tenth Amendment thereto dated as of September 8, 1997, that certain Eleventh Amendment thereto dated as of September 11, 1997, that certain Twelfth Amendment thereto dated October 15, 1997 and that certain Thirteenth Amendment thereto dated October 23, 1997 (the "Initial Partnership Agreement");

     WHEREAS, concurrently herewith, General Growth Properties, Inc., a Delaware corporation and the general partner of the Partnership (the "General Partner"), is contributing to the capital of the Partnership the partnership and membership interests described on Schedule A, attached hereto and by this reference made a part hereof (collectively, the "Interests"); and

     WHEREAS, the parties hereto, being the General Partner and a majority in interest of other partners of the Partnership, desire to amend the Initial Partnership Agreement to issue additional units of partnership interest to the General Partner in consideration for the contribution of the Interests to the capital of the Partnership upon the terms set forth herein.

     NOW, THEREFORE, the parties hereby agree as follows:

     1. Capitalized terms used but not defined herein shall have the meanings set forth in the Initial Partnership Agreement, as amended hereby.

     2. The issuance of 94,500 additional Units to the General Partner in consideration of the contribution of the Interests to the capital of the Partnership is hereby approved, and any and all notices relating thereto are hereby waived.



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     3. Exhibit A of the Initial Partnership Agreement is hereby deleted and
Exhibit A in the form attached to this Amendment is hereby inserted in lieu thereof.

     4. Except as specifically set forth herein, the Initial Partnership Agreement shall remain in full force and effect.

     5. This Amendment shall be deemed to be a contract made under the laws of the State of Delaware (without regard to its conflicts of law principles).

     6. This Amendment may be executed in counterparts, each of which shall be an original and all of which together shall constitute the same document.

     7. This Amendment shall be binding upon, and inure to the benefit of, the parties and their respective successors and assigns.

     IN WITNESS WHEREOF, the parties have executed this Amendment on the date first written above.

GENERAL PARTNER:
---------------

GENERAL GROWTH PROPERTIES, INC.,
  a Delaware corporation


By:
    -------------------------------
    Its:
        ---------------------------


LIMITED PARTNERS:
----------------

M.B. CAPITAL PARTNERS III, a South
Dakota general partnership


By:  GENERAL TRUST COMPANY, not
     individually but solely as Trustee
     of Martin Investment Trust G, a partner


     By:___________________________
        Its:_______________________





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                                  EXHIBIT A

                                   PARTNERS




General Partner:              Number of Units  Percentage  Interest
----------------              ---------------  --------------------
General Growth
Properties, Inc.               35,439,291.000

Limited Partners:
-----------------             15,571,609.6062
M.B. Capital Partners III

Stanley Richards
Revocable Trust                  149,706.3938

Joe W. Lowrance                   57,620.0000

LWLDA Limited Partnership         45,223.0000

Brent M. Milgrom                  57,620.0000

GDC/A&B Limited Partnership       45,223.0000

Edward S. Brown                   38,098.0000

Edward S. Brown and Susan
 Garber, Husband and Wife,
 as Tenants by the Entirety       40,846.0000

Lawrence A. Brown                 17,647.0000

Merrill H.J. Roth                 29,024.0000

The Roth Family
 Limited Partnership              22,308.0000

Arthur B. Morgenstern             54,625.0000

Joseph Straus, Jr.                78,017.0000

HIA Limited Partnership           80,001.0000

Morgenstern, Rounick-Weiner
 Associates                       63,422.0000

Marvin Rounick and
 Judy Rounick, Husband
 and Wife, as Tenants-by-
 the-Entirety                     55,670.0000

Joint Revocable Trust of
 Warren and Penny Weiner          18,557.0000

Irrevocable Trust of
 Warren Weiner dated
 January 24, 1978 F/B/O
 Robyn Weiner                     18,557.0000


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
Irrevocable Trust of             18,557.0000
 Warren Weiner dated
 January 24, 1978 F/B/O
 Kimberly Weiner

Forbes/Cohen Properties          801,842.0000

Jackson Properties               346,795.0000

Lakeview Square Properties       296,363.0000

CA Southlake Investors, Ltd.     353,537.0000

Peter D. Leibowits               518,833.0000
                                 ------------  --------
Total Units:                                .  100.0000
                                 ============  ========





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                                  SCHEDULE A

                                  INTERESTS



 .999% general partnership interest in Colony Square Partners, a Delaware general partnership

 .999% general partnership interest in Columbia Mall Partners, an Iowa general partnership

 .999% general partnership interest in Fallbrook Square Partners, a California general partnership

 .999% general partnership interest in Fox River Shopping Center Partners, an Iowa general partnership

 .999% general partnership interest in Lockport Partners, a Delaware general partnership

 .999% general partnership interest in Rio West Partners, a Delaware general partnership

 .999% general partnership interest in River Hills Mall Partners, a Delaware general partnership

 .999% limited partnership interest in Westwood Mall Limited Partnership, a Delaware limited partnership

 .999 units of membership interest in Sooner Fashion Mall L.L.C.




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